Exhibit 99.1

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Forward-Looking Statements Statements included in this presentation, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others: (1) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected non-interest expenses; (12) excessive loan losses; (13) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of acquisitions (including, among others, Peoples), including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (14) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (15) the payment of dividends on SCBT being subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (16) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. 2

North Carolina 3 branches $ 223 Million Deposits South Carolina 53 branches $ 2.6 Billion Deposits Northeast Georgia 20 branches $ 843 Million Deposits Largest publicly traded bank holding company headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 79 years and Georgia for 112 years Strong asset quality and credit underwriting remain the fundamentals of SCBT SCBT Financial Corporation 3

Strategic Areas of Focus 4

Market Performance 5 See endnotes (1) Price Performance since 12/31/07 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 SCBT SCBT Total Return Carolina Peers Georgia Peers KRX 24.4% 12.4% (28.7%) (71.7%) (80.5%)

Profitability 6 In Millions See endnotes (2)

Highlights of SCBT Profitable Every Quarter of Downturn Consistent Organic Growth Large and Low Cost Deposit Base 7 Fortress Balance Sheet Organic Revenue And Profit Growth Strategic Expansion Building Book Value per Share Improved Credit Trends Selective M&A Strategy Well-Positioned for Future 2Q 2012 Earnings Net Income = $8 Million Net Operating Earnings = $9.4 Million Pre-Tax, Pre-Credit = $20.9 Million Improved Credit Metrics

Goals and Priorities Peoples Integration-Complete Two-Three deals a year Selective organic growth Focus on market share in South Carolina, North Carolina, and Georgia Return to normalized EPS Continue credit improvement 8 External Internal Earnings

Experienced Executive Management Team 9 Executive Position Years in Banking Years with SCBT Robert R. Hill, Jr. CEO 24 17 John C. Pollok Sr. EVP, CFO/COO 26 16 Joe E. Burns Sr. EVP, CRO 35 12 John F. Windley President, CBO 36 10 Renee R. Brooks EVP, CAO 20 16

South Carolina Deposit Market Share 10 106 FDIC Insured Institutions, $67.9 Billion Total Deposits Institution Rank Institution (in Millions) Deposit Share 1 Wells Fargo & Co $12,010 17.7% 2 Bank of America 9,043 13.3% 3 BB&T 6,662 9.8% 4 First Citizens Bancorp 6,079 8.9% 5 TD Bank 3,313 4.9% 6 SCBT Financial Corp. 2,738 4.0% 7 Synovus Financial 2,718 4.0% 8 First FS&LA of Charleston 2,110 3.1% 9 SunTrust Bank 2,043 3.0% 10 Regions Bank 1,297 1.9% See endnotes (3)

Northeast Georgia Deposit Market Share 11 33 FDIC Insured Institutions, $7.0 Billion Total Deposits Rank Institution (in Millions) Deposit Share 1 United Community $909 13.0% 2 SCBT Financial Corp. 895 12.8% 3 Regions 809 11.6% 4 Wells Fargo Bank 465 6.7% 5 BB&T 370 5.3% 6 SunTrust Bank 360 5.2% 7 Bank of America 242 3.5% 8 Community & Southern 241 3.5% 9 Oconee State Bank 222 3.2% 10 Rabun County Bank 219 3.1% See endnotes (4)

Growth Market Potential

Charlotte | Columbia | Greenville | Charleston



Rutherford
Lincoln
Cabarrus
Polk
Cleveland
Gaston
Stanly
Mecklenburg
Cherokee
Pickens
Spartanburg
York
Union
Anson
Richmond
Oconee
Greenville
Scotland
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Abbeville
Newberry
Lee
Marion
Greenwood
Saluda
Richland
Florence
Horry
McCormick
Lexington
Sumter
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

Characteristics

- Solid Economics with steady growth
- Higher education, healthcare system and government base
- Interstate system access
- Population growth

Customers

- Private business
- Successful entrepreneurs
- Public entity school systems
- Healthcare

Market share to gain

- Not in Top 5 in key markets
- Obtain slice of pie from competitors

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SCBT FINANCIAL CORPORATION

13 York Mecklenburg Union Gaston Cabarrus Anson Management Team ~ average of 37 years in experience Diverse Industry: Strong growth in manufacturing, healthcare and energy industry Home to 273 Fortune 500 Companies Charlotte MSA Deposit Rank 1 Bank of America 79.6% 2 Wells Fargo 11.4% 3 BB&T Corp 2.1% 4 Fifth Third Bank 0.9% 5 Sun Trust Banks Inc. 0.8% 10 SCBT Financial Corp 0.3 % Total $ 160.7 Billion 100.0 % Demographics Total Population 1,791,960 Proj Population Change 2011-2016 4.7% Median HH Income 2011 $53,790 Proj HH Income Change 2011-2016 12.5% Unemployment 9.5% See endnotes (20)

Columbia MSA 14 Management Team ~ average of 23 years experience Healthcare, education , and state government provide stability across business cycles Highest level of industrial diversity in SC Kershaw Richland Lexington Deposit Rank 1 Bank of America 27.1% 2 Wells Fargo 18.3% 3 BB&T Corp 14.6% 4 First Citizens Bancorp. 10.5% 5 Synovus Financial Corp 6.0% 7 SCBT Financial Corp 3.1 % Total $ 13.6 Billion 100.0 % Demographics Total Population 778,000 Proj Population Change 2011-2016 7.2% Median HH Income 2011 $46,700 Proj HH Income Change 2011-2016 14.6% Unemployment 8.4% See endnotes (20)

15 Anderson Spartanburg Cherokee Management Team ~ average of 24 years in experience Nation’s top car exporter Home to more international manufacturing investment per capita than any other community in the U.S. Greenville – Spartanburg - Anderson MSA Pickens Greenville Demographics Total Population 1,050,901 Proj Population Change 2011-2016 5.6% Median HH Income 2011 $43,333 Proj HH Income Change 2011-2016 18.2% Unemployment 8.5% Deposit Rank 1 Wells Fargo & Co. 22.1% 2 Bank of America Corp. 12.5% 3 BB&T Corp. 10.7% 4 SunTrust Banks Inc. 7.7% 5 Toronto-Dominion Bank 6.6% 8 SCBT Financial Corp 3.7 % Total $ 19.5 Billion 100.0% See endnotes (20)

Berkeley Charleston Charleston MSA 16 Management Team ~ average of 34 years experience Charleston Port: Panama Canal Expansion Ranked # 3 World’s Best Cities Dorchester Deposit Rank 1 Wells Fargo & Co. 22.5% 2 First Financial Holdings Inc. 15.7% 3 Bank of America Corp 12.3% 4 Synovus Financial Corp 7.2% 5 First Citizens Bancorp 6.9% 11 SCBT Financial Corp 2.5 % Total $9.4 Billion 100.0 % Demographics Total Population 676,751 Proj Population Change 2011-2016 8.6% Median HH Income 2011 $44,910 Proj HH Income Change 2011-2016 16.5% Unemployment 7.9% See endnotes (20)

Peoples Bancorporation

Terms of the Transaction 18 Transaction Value: (5) $44.7 million - Stock Consideration $31.3 (5) - TARP $13.4 Fixed Exchange Ratio: (5) 0.1413 SCBT shares for each share of PBCE Implied Price per Share: (5) $4.39 Consideration: 100% stock Price/Tangible Book Multiple: (5) (5) 67% PBCE TARP Treatment: SCBT redeemed on day of closing Capital Raise: No additional capital required Closed: April 24, 2012 Conversions: Completed July 2012 See endnotes (5)

SCBT/Peoples Merger Update 19 Final Purchase Price Analysis SCBT stock price value: Consideration paid at closing increased by 6.5% due to SCBT’s price Current market price increase since Peoples announcement +25% Fair Market Valuation: Minimal TBV impact Due to lower credit marks & PCBE continued earnings 3rd Quarter expected to be fully-accretive: Final conversion completed mid-July Cost saves 100% recognized Additional $550,000 in 3Q Annual saves ~ $4.3 million See endnotes (6) As Estimated At Closing 12/20/2011 4/24/2012 PBCE share count 7,105,563 7,099,965 New SCBT shares issued * 1,004,320 1,003,225 SCBT share price ** 28.30 $ 31.06 $ Stock consideration 28,422 $ 31,160 $

Connects our Footprint Along I-85 Corridor 20 SOUTH CAROLINA GEORGIA NORTH CAROLINA SCBT Branch PBCE Branch

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Credit Quality 22 See endnotes (7) 2.26% 1.89% 4.32% 0.66% 0.43% 1.12% 1.95% 1.59% 2.31% SCBT 2Q 2012 1.90% 0.77% 1.91%

Capital 23 See endnotes (7) Total $91 million $27M October 2008 $29M May 2009 $35M February 2011 Capital Raises 7.87% 8.66% 6.79% 9.23% 9.74% 9.09% 14.55% 13.74% 13.90% 15.82% 15.49% 15.83% SCBT 2Q12 8.03% 9.22% 13.91% 15.19%

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Consistent Long-Term Earnings Power In Millions

Net Interest Margin 26

Operating Efficiency 27 See endnotes (9)

Dividends 28 See endnotes (10)

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30 Loan Portfolio – 2Q 2012 * In millions 9.19% 9.34% 22.27% 25.10% 7.50% 4.35% 2.87% 0.96% 11.11% 7.31% Construction / Land Development $279.5 Commercial Non Owner Occupied $284.1 Consumer Owner Occupied $677.4 Commercial Owner Occupied $763.3 Commercial & Industrial $228.0 Other Income Producing Property $132.2 Consumer Non Real Estate $87.3 Other $29.4 Total Non Acquired $2,481.3 Acquired Covered $332.9 Acquired Non-Covered $227.2 TOTAL LOANS $3,041.4

Organic Loan Growth / Decline 31 In Millions

Growth – Core & Total Deposits 32 In Millions Growth – Core Deposits* 25.0% 5 YR CAGR (2007 – 2011) Growth – Total Deposits 21.6% 5 YR CAGR (2007 – 2011) Acquired Deposits $3,254 $2,511 $3,357 See endnotes (11) $3,661

Habersham Bank SUPPLEMENTAL INFORMATION

Index – Supplemental Information Largest Relationships35 Vintage/New Loan Mix36 Construction / Land Development Loans38 ALLL Trend39 Credit Trends40 Non Performing Loans42 NPA’s & Classifieds by Region/Type43 Loss Share Performance44 Business Mix By Market.45 Deposits46 Investment portfolio.47 Fee income by type.48 CD Re-pricing49 Market Demographics.50 Analyst Recommendations53 34

Largest Credit Relationships (Non-Acquired) 35 Number of Loan Relationships 25 50 100 200 Total Relationship Commitment $ % Top 25 255.7 $ 8.59% Top 50 389.3 $ 13.08% Top 100 572.4 $ 19.24% Top 200 825.0 $ 27.73% Total Commitments 2,975.4 $ 100.00% Total Relationshp Balance $ % Top 25 170.9 $ 6.89% Top 50 284.5 $ 11.47% Top 100 437.4 $ 17.63% Top 200 657.2 $ 26.49% Total Loans Outstanding 2,481.3 $ 100.00%

Vintage / New Loan Mix – 2 Q 2012 36 See endnotes (12,22)

Construction / Land Development Loan Mix – 2 Q 2012 37 See endnotes (12,23)

38 Construction / Land Development Loans (Non-Acquired) * In millions $0 $50 $100 $150 $200 $250 Consumer Construction Land/Lots Construction Loans to Builders Commercial Construction Residential Lot Loans to Individuals $50.3 $204.0 $63.2 $83.0 $120.9 $54.0 $123.2 $9.7 $17.4 $75.2 4Q07 2Q12

ALLL Trend Data (Non-Acquired)Loans) 39 2.00% 1.91 % See endnotes (13)

40 See endnotes (14) Credit Trends (in millions) Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Total nonperforming assets 93.7 $ 96.1 $ 94.9 $ 91.4 $ 83.1 $ Texas Ratio (14) 27.25% 27.13% 26.88% 25.41% 21.23% Criticized Loans (14) 172.4 $ 194.3 $ 170.3 $ 162.0 $ 151.0 $ Classified Assets (14) 188.8 180.3 184.4 177.5 160.6 Classified Assets / Bank Tier 1 Capital + ALLL 48.58% 45.27% 45.82% 43.72% 36.76%

Strong Coverage Ratios Driven by Low NPAs 30-89 Delinquencies/Loans NPAs/(Loans + OREO) NCOs/Avg. Loans Reserves/Loans (ex HFS) 41 See endnotes (15)

Non-Performing Loans 42 As of June 30, 2012 See endnotes (16) Construction / Land Dev 36% Commercial Non Owner Occ 11% Consumer Owner Occ 16% Commercial Owner Occ 27% Commercial & Industrial 2% Other Income Producing Property 8% Consumer Non Real Estate 0% Other 0%

Regions (NonAcquired) 43 NPA’s Classified Loans & OREO See endnotes (17) 2Q11 3Q11 4Q11 1Q12 2Q12 Inland 24,102 $ 27,936 $ 29,522 $ 29,539 $ 28,685 $ Coastal 55,218 52,117 49,279 44,759 39,788 Charlotte MSA 11,250 13,240 13,821 14,835 12,690 CBT 3,160 2,773 2,327 2,258 1,962 Total 93,730 $ 96,066 $ 94,949 $ 91,391 $ 83,125 $ 2Q11 3Q11 4Q11 1Q12 2Q12 Inland 61,731 $ 61,227 $ 68,008 $ 62,669 $ 65,044 $ Coastal 96,249 90,319 86,541 81,776 69,611 Charlotte MSA 27,607 25,807 25,561 28,964 23,862 CBT 3,218 2,926 4,319 4,114 2,100 Total 188,805 $ 180,279 $ 184,429 $ 177,523 $ 160,617 $

Loss Share Performance 44 (1) Net losses to date includes recoveries and excludes reimbursable expense. Represents the estimated losses on OREO at period end. These losses have been recognized to record OREO at net realizable value. Losses are claimable from the FDIC upon sale or receipt of a valid appraisal. 44 Remaining Projected in thousands Loss Original Estimated Total Losses Projected FDIC Share Estimated Net Losses Losses Before OREO Total Threshold Percentages Losses to Date (1) for Loans OREO Mark Mark (2) Losses or ILE Community Bank & Trust Starts 80/20 340,039 $ 253,895 $ 76,523 $ 330,418 $ 18,946 $ 349,364 $ 233,000 $ Acquired 1/29/2010 Ends 95/5 Habersham Bank Starts 80/20 124,363 $ 70,511 $ 25,409 $ 95,920 $ 6,857 $ 102,777 $ 94,000 $ Acquired 2/18/2011 Ends 80/20 BankMeridian Starts 80/20 70,190 $ 22,571 $ 41,086 $ 63,657 $ 6,533 $ 70,190 $ 70,827 $ Acquired 7/29/2011 Ends 80/20 Total 534,592 $ 346,977 $ 143,018 $ 489,995 $ 32,336 $ 522,331 $

45 Business Mix by Market – June 30, 2012 Loans** Deposits Inland SC 51% Coastal SC 24% Charlotte MSA 22% Georgia 3% Inland SC 44% Coastal SC 15% Charlotte MSA 15% Georgia 26% See endnotes (16)

Deposit Mix 46 March 31, 2008 June 30, 2012 Total Deposits $2.02 billion Total Deposits $3.7 billion

Investment Portfolio Mix 47 Investment Portfolio (AFS & HTM) As of 6/30/12 Tax Equivalent Yield 3.35% Weighted Average Life 4.52 years Modified Duration 4.02 Total Carrying Value* $ 494,676 See endnotes (18) State and Municipal - HTM 4% State and Municipal - AFS 28% U.S. Agency/GSE Debentures 13% Mortgage - Backed Securities 55%

Fee Income By Type 48 28% of Operating Income $ 944 million in Assets Under Management Focused on growing Wealth Management Bank Card Services Secondary Mortgage 2Q12 YTD: $28.8 Million See endnotes (19)

Continued CD Repricing Opportunities 49 Average CD Price in past 30 days ~ 18 BPS Upcoming Maturities (in millions) Amount Yield 3rd Quarter 2012 200.8 $ 0.59% 4th Quarter 2012 234.7 $ 0.46% 1st Quarter 2013 147.6 $ 0.57%

Market Demographics 50 See endnotes (20) Franchise South Carolina 1.16% 6.14% 42,413 $ 13.85% North Carolina 1.93% 9.11% 57,716 11.84% Georgia 0.78% 4.97% 41,418 15.49% National 1.15% 5.73% 43,126 $ 18.74% Population Growth Rate Household 2010-2011 2011-2016 Median Income 2011 Projected Change 2011-2016

Unemployment Data 51

S.C. Real Estate Markets 52 See endnotes (21) Beaufort 434 414 -4.6% 179 175 -2.2% 194 214 10.3% Charleston Trident 3,616 3,894 7.7% 175 183 4.6% 112 115 2.7% Coastal Carolinas 3,137 3,283 4.7% 138 136 -1.4% 178 178 0.0% Gr. Columbia 2,426 2,868 18.2% 139 139 0.0% 121 121 0.0% Gr. Greenville 2,569 2,804 9.1% 135 141 4.4% 118 111 -5.9% Hilton Head Area 1,116 1,287 15.3% 228 225 -1.3% 143 136 -4.9% Piedmont Reg. Assoc. 973 866 -11.0% 145 145 0.1% 177 161 -9.0% State Totals 18,684 18,980 1.6% 143 145 1.4% 143 143 0.0% May-11 YTD Average Days on the Market (DOM) % Change May-12 YTD Median Price of Residential Homes (in Thousands) May-11 YTD May-12 YTD % Change Number of Residential Homes, Condos & Villas Sold May-11 YTD May-12 YTD % Change

Analyst Recommendations

ANALYST	First Quarter 2012 RECOMMENDATION
FIG Partners	OUTPERFORM
Keefe, Bruyette & Woods	OUTPERFORM
BB&T Capital Markets	HOLD
Raymond James	MARKET PERFORM
Sandler O'Neill + Partners	HOLD
SunTrust Robinson Humphrey	BUY
Sterne Agee & Leach Inc.	BUY
Wunderlich Securities	BUY

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Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 54 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com

Endnotes

1. Source: SNL Financial . Pricing data as of 7/20/12. KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal- weighted method Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion. (1)Total return includes distribution of dividends.
2. Per share data reflect a five percent stock dividend distributed on January 1, 2005 and on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back. For 2009, the dividend paid on the preferred stock is added back.
3. Source: FDIC Summary of Deposits as of 6/30/2011. SCBT includes BankMeridian and Peoples Bancorporation Deposits.
4. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, Warren, White.
5. Based upon SCBT's stock price of $31.06 as of 4/23/2012. Based on PBCE's reported tangible book value per share of $6.56 as of 12/31/2011. Par value of $13,293,000 = accrued and unpaid dividend of $132,000 Announced terms: stock consideration of $28.4 million; increase is due to change in SCBT's stock price to $31.06, from the base of 30 day average stock price of $28.30 as of 12/6/2011
6. Based on 100% stock consideration at 0.1413 exchange ratio. ** Based on SCBT 30 day average stock price as of 12/20/11 of $28.30 and actual closing share price of $31.06 prior to closing on 4/24/2012.
7. Source: SNL Financial and Company filings. Data as of 3/31/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina's includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. NPAs, non-acquired / Total Assets
8. Excludes Merger & OREO / Loan-related expenses
9. Efficiency Ratio excludes credit , merger expenses, and acquisition gains
10. Dividend paid for 145 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually, 2nd Quarter 2012 includes dividends declared on 7/27/12, record date of 8/17/12, payable on 8/24/12.
11. Core deposits increased $329 million since Dec-11; Legacy SCBT $103 million / Acquired $227 million. 2012 YTD # Transaction account growth for Legacy SCBT 4.80 % annualized. Total YTD $ Balance growth for core SCBT 11.5 % annualized . *Core Deposits exclude all certificates of deposits.
12. New=Origination date of 1/1/08 or later, non-acquired loans
13. Note: Net charge-offs excludes the impact of loan participations and a BHC loan.
14. Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL. Criticized Loans – Special Mention. Classified Assets (Classified loans & OREO). Excludes assets related to covered loss share.
15. Source: SNL Financial, FDIC and FFEIC, KBW. Peer Data as of 3/31/12. Asset quality ratios exclude loans covered by the FDIC and loans held for sale.
16. Excludes acquired loans. Inland SC includes Florence.
17. CBT (Non-Acquired) & Jun11 branch impairment
18. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries.
19. Fees generated from services provided by SCBT.
20. Source: SNL Financial, Inc.
21. Source: Rates from S.C. Realtors MLS Stats.
22. Outstanding contractual balances.
23. Includes unfunded commitments.

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SCBT FINANCIAL CORPORATION®